Exhibit 10.6(a)

                       Supplemental Agreement No. 7

                                    to

                        Purchase Agreement No. 1783

                                  between

                            The Boeing Company

                                    and

                        Continental Airlines, Inc.

                 Relating to Boeing Model 757-224 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of July 23, 1996 by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and Continental Airlines, Inc., a Delaware corporation with its principal office in Houston, Texas (Buyer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 1783 dated March 18, 1993, as amended and supplemented, relating to Boeing Model 757-224 aircraft (the Agreement); and

     WHEREAS, Boeing and Buyer have agreed to amend the Agreement to incorporate certain contractual matters and adjust the advance payment base prices for the Aircraft;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.   Table of Contents, Articles and Exhibits:

     1.1 Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect amendment of the Agreement as of the date of this Supplemental Agreement.

     1.2 Remove and replace, in its entirety, Article 2, Delivery, Title and Risk of Loss, with new Article 2 (attached hereto) to differentiate Block A-1 from Block A Aircraft as a result of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

     1.3 Remove and replace, in its entirety, Article 3, Price of Aircraft, with new Article 3 (attached hereto) to incorporate revised Advance Payment Base Prices as a result [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

     1.4 Add a new Exhibit A-1, Aircraft Configuration, in its entirety and attached hereto, which applies to the Block A-1 Aircraft and reflects [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

     1.5 Add a revised page 1 to Exhibit D, Price Adjustment Due to Econonic Fluctuations Airframe Price Adjustment, which incorporates Block A-1 Aircraft (attached hereto). All remaining pages to Exhibit D remain unchanged.

2.   Letter Agreements:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

4.   Payment of Advance Payment Credits.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

     The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                     CONTINENTAL AIRLINES, INC.


By:     /s/ Monica Fix                 By:  /s/ Brian Davis


Its:    Attorney-In-Fact               Its:   Vice President

                            TABLE OF CONTENTS

ARTICLES                                                Page   Rev. By
ARTICLE 1.    Subject Matter of Sale. . . . . . . . .   1-1    SA#2

ARTICLE 2.    Delivery, Title and Risk of Loss. . . .   2-1    SA#7

ARTICLE 3.    Price of Aircraft . . . . . . . . . . .   3-1    SA#7

ARTICLE 4.    Taxes . . . . . . . . . . . . . . . . .   4-1

ARTICLE 5.    Payments. . . . . . . . . . . . . . . .   5-1

ARTICLE 6.    Excusable Delay . . . . . . . . . . . .   6-1

ARTICLE 7.    Changes to the Detail
              Specification . . . . . . . . . . . . .   7-1    SA#4

ARTICLE 8.    Federal Aviation Requirements and
              Certificates. . . . . . . . . . . . . .   8-1

ARTICLE 9.    Representatives, Inspection,
              Flights and Test Data . . . . . . . . .   9-1

ARTICLE 10.   Assignment, Resale or Lease . . . . . .   10-1

ARTICLE 11.   Termination for Certain Events. . . . .   11-1

ARTICLE 12.   Product Assurance; Disclaimer and
              Release; Exclusion of Liabilities;
              Customer Support; Indemnification
              and Insurance . . . . . . . . . . . . .   12-1

ARTICLE 13.   Buyer Furnished Equipment and
              Spare Parts . . . . . . . . . . . . . .   13-1   SA#2

ARTICLE 14.   Contractual Notices and Requests. . . .   14-1

ARTICLE 15.   Miscellaneous . . . . . . . . . . . . .   15-1

Schedule for Delivery of Model 757-224 Aircraft                SA#6

EXHIBITS

EXHIBIT A     Aircraft Configuration. . . . . . . . .   A-1    SA#2

EXHIBIT B     Product Assurance Document. . . . . . .   B-1    SA#2

EXHIBIT C     Customer Support Document . . . . . . .   C-1    SA#2

EXHIBIT D     Price Adjustments Due to Economic . . .   D-1    SA#4
              Fluctuations - Airframe and Engines

EXHIBIT E     Buyer Furnished Equipment Provisions
              Document. . . . . . . . . . . . . . . .   E-1    SA#4

EXHIBIT F     Defined Terms Document. . . . . . . . .   F-1    SA#2


LETTER AGREEMENTS

1783-1        Spare Parts Support . . . . . . . . . .          SA#2

1783-2        Seller Purchased Equipment. . . . . . .          SA#2

1783-4        Waiver of Aircraft Demonstration. . . .          SA#2
              Flights

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]



SUPPLEMENTAL AGREEMENTS                Dated as of:

Supplemental Agreement No. 1           April 29, 1993

Supplemental Agreement No. 2           November 4, 1993

Supplemental Agreement No. 3           July 15, 1994

Supplemental Agreement No. 4           March 31, 1995

Supplemental Agreement No. 5           November 30, 1995

Supplemental Agreement No. 6           June 13, 1996

Supplemental Agreement No. 7           July 23, 1996

ARTICLE 2.    Delivery, Title and Risk of Loss.

     2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

     2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately
30 days prior to the scheduled month of delivery.

     2.3 Notice of Delivery Date. Boeing will give Buyer at least 7 days' notice of the delivery date of the Aircraft. If an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

     2.4 Place of Delivery. The Aircraft will be delivered at a facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

     2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

     2.6 Documents of Title. Upon delivery of and payment for each Aircraft, Boeing shall deliver to Buyer a bill of sale duly conveying to Buyer good title to such Aircraft free and clear of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.

ARTICLE 3.    Price of Aircraft.

     3.1  Definitions.

          3.1.1 Special Features are the features listed in Exhibit A which have been selected by Buyer.

          3.1.2 Base Airframe Price is the Aircraft Basic Price excluding the price of Special Features and Engines.

          3.1.3 Engine Price is the price established by the Engine manufacturer for the Engines installed on the Aircraft including all accessories, equipment and parts set forth in Exhibit D.

          3.1.4  Aircraft Basic Price is comprised of the Base
Airframe Price, the Engine Price and the price of the Special
Features.

          3.1.5 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Airframe, Engine and Special
Features) as calculated pursuant to Exhibit D.

          3.1.6 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

          3.1.7 Price First Published is the first price published by Boeing for the same model of aircraft to be delivered in the same general time period as the affected Aircraft and is used to establish the Base Airframe Price when the Base Airframe Price was not established at the time of execution of this Agreement.

     3.2  Aircraft Basic Price.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

     3.3  Aircraft Price.

          3.3.1  Block A Aircraft and Block A-1 Aircraft.  The
Aircraft Price of the Block A Aircraft and Block A-1 Aircraft will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.] plus

                 3.3.1.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

     3.4  Advance Payment Base Price.

          3.4.1  Advance Payment Base Price.  [CONFIDENTIAL
MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.]

          3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of the first Aircraft scheduled for delivery in a calendar year (First Aircraft), Boeing will increase or decrease the Advance Payment Base Price of the First Aircraft and all Aircraft scheduled for delivery after the First Aircraft as required to reflect the effects of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

                          AIRCRAFT CONFIGURATION

                                  between

                            THE BOEING COMPANY

                                    and

                        CONTINENTAL AIRLINES, INC.

               Exhibit A-1 to Purchase Agreement Number 1783

                                 EXHIBIT A

                          AIRCRAFT CONFIGURATION

                            Dated July 23, 1996

                                relating to

                  BOEING MODEL 757-224 BLOCK A-1 AIRCRAFT


     The Detail Specification is Boeing Detail Specification [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] as amended to reflect the effect of the changes set forth in the Change Requests listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OWE). Such Change Requests are set forth in Boeing Document [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price reflects and includes all effects of such changes of price, except such Aircraft Basic Price does not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

Exhibit D
Page 1

                          PRICE ADJUSTMENT DUE TO
                           ECONOMIC FLUCTUATIONS
                         AIRFRAME PRICE ADJUSTMENT
       [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

                  (Relating to Block A and A-1 Aircraft)

1.   Formula.

     The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

6-1162-MMF-319
July 23, 1996

CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019

Subject:   Letter Agreement No. 6-1162-MMF-319 to
           Purchase Agreement No. 1951 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
           WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of even date herewith (the Agreement) between The Boeing Company
(Boeing) and Continental Airlines, Inc. (Buyer) relating to Model
737-724/-824 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By     /s/ Monica Fix

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  July 23, 1996

CONTINENTAL AIRLINES, INC.



By    /s/ Brian Davis

Its   Vice President

6-1162-WLJ-375R3
July 23, 1996

CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019


Subject:   Letter Agreement No. 6-1162-WLJ-375R3 to
           Purchase Agreement No. 1783 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
           WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1783 dated March 18, 1993 (the Agreement) between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to twenty-five (25) firm Model 757-224 aircraft (Aircraft) and eight
(8) option Model 757-224 aircraft (Option Aircraft). Letter Agreement 6-1162-WLJ-375R2 is hereby cancelled and superseded.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY


By     /s/ Monica Fix

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  July 23, 1996

CONTINENTAL AIRLINES, INC.


By    /s/ Brian Davis

Its   Vice President

6-1162-WLJ-367R3
July 23, 1996

CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019


Subject:   Letter Agreement No. 6-1162-WLJ-367R3 to
           Purchase Agreement No. 1783 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
           WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1783 dated March 18, 1993 as amended and supplemented (the Agreement) between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to Model 757-224 aircraft (the Aircraft). Letter Agreement 6-1162-WLJ-367R2 is hereby cancelled and superseded.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY


By     /s/ Monica Fix

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: July 23, 1996

CONTINENTAL AIRLINES, INC.


By    /s/ Brian Davis

Its   Vice President